                                                                    EXHIBIT 23.1

                          CONSENT OF INDEPENDENT AUDITORS


     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 7, 1997 in the Registration Statement (Form S-1 No. 333-36125) and related Prospectus of Kitty Hawk, Inc. dated October 20, 1997.


                                                  /s/ ERNST & YOUNG LLP

Dallas, Texas

October 22, 1997